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                                                                    Exhibit 4(b)


                              THE FIFTH THIRD BANK
                       PROTOTYPE PROFIT SHARING PLAN #003
                               ADOPTION AGREEMENT
                              (STANDARDIZED-PAIRED)








                        CINCINNATI FINANCIAL CORPORATION
                           TAX-QUALIFIED SAVINGS PLAN
                           --------------------------
                             (FILL IN NAME OF PLAN)











The Plan and Trust consist of:

          o  This Adoption Agreement
          o  The Fifth Third Bank Basic Prototype Plan Document #01
          o  The Fifth Third Bank Prototype Trust Agreement

                     IRS Opinion Letter Serial Number:  D247435b


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                  INSTRUCTIONS AND PROTOTYPE INFORMATION


         1.       INSTRUCTIONS.  For each item in this Adoption Agreement:

                  (a) if there are boxes, then, except as otherwise noted, check one box; and

                  (b) fill in any blank lines (other than blanks applicable to unchecked boxes).

                     FAILURE TO PROPERLY FILL OUT THIS ADOPTION AGREEMENT MAY
                               RESULT IN DISQUALIFICATION OF THE PLAN.

         2. NEED TO APPLY TO THE IRS. The Fifth Third Bank recommends that an adopting Employer apply to the appropriate Key District Office of the Internal Revenue Service for a determination that the Plan is qualified under section 401 of the Internal Revenue Code unless the Employer is entitled to rely on the opinion letter issued by the National Office of the IRS with respect to this prototype plan (see Reliance section of this Adoption Agreement).

         3. PAIRED PLANS. The Fifth Third Bank Prototype Money Purchase Pension Plan #004 or #006, but only one of them, may be adopted as a "paired plan."









INSTRUCTIONS AND PROTOTYPE INFORMATION

                              EMPLOYER INFORMATION


EMPLOYER:         Cincinnati Financial Corporation

ADDRESS:          6200 South Gilmore Road
                  Fairfield, Ohio  45014

EMPLOYER IDENTIFICATION NUMBER:             31-0542366

EMPLOYER'S FISCAL YEAR END:                 12/31

NATURE OF EMPLOYER:

         [X]      Corporation other than S Corporation    [ ]   S Corporation

         [ ]      Sole Proprietor                         [ ]   Partnership

         Nature of Business (if not incorporated):
                                                         _____________

         __________________________________________________________________

         [ ]      Tax-exempt Organization                 [ ]   Governmental

         [ ]      Other ______________________________________________________

The following additional Employers related to the above Employer also adopt the Plan (use additional pages, if necessary):

         CFC Investment Company
         The Cincinnati Insurance Company
         The Cincinnati Life Insurance Company
         The Cincinnati Casualty Company
         The Cincinnati Indemnity Company

(A related Employer can adopt the Plan later than the "Effective Date" (below) by attaching a separate page to this Adoption Agreement reflecting its adoption of the Plan and the effective date of its adoption.)



EMPLOYER INFORMATION
                                                                          PAGE 2

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                             BASIC PLAN INFORMATION


               1. PLAN STATUS AND EFFECTIVE DATE.  This Plan:

                  [ ] is a new Plan with an "Effective Date" of
                      _____________________ ; or

                  [X] is a complete amendment and restatement of an existing
                      Plan. (If selected, complete each of the following.)

                      o The "Effective Date" of the amendment and restatement is July 1, 1997 (not earlier than the first day of the first Plan Year beginning on or after January 1, 1989).

                      o The original effective date for the Plan was January 1, 1996.

                      o        The Fifth Third Bank (or its authorized
                               affiliate):

                               [X] was the Trustee on the "Effective Date;" or

                               [ ] shall become the Trustee on
                                   _________________; and prior to that date,
                                   the Trustee(s) since the "Effective Date" was
                                   (were):

                                   ____________________________________________

                                   ____________________________________________

               2. PLAN NUMBER. The Plan number (three digits) of the Plan is
                  002.

               3. PLAN YEAR. The "Plan Year" is the 12-consecutive month period beginning on January 1 and on each anniversary thereof.

               4. LIMITATION YEAR. The "Limitation Year" is the 12-consecutive month period beginning on January 1 and on each anniversary thereof.

               5. PLAN ADMINISTRATOR. The Administrator is:

                  [X]  the Employer; or

                  [ ]
                      _______________________

                      o  The Administrator's telephone number is:
                         (513) 870-2000.



BASIC PLAN INFORMATION
                                                                          PAGE 3

               6. MAINTENANCE OF ACCOUNTS. The Trustee shall have the
                  ministerial function of maintaining Participants' Accounts in accordance with information, interpretations, and directions from the Administrator.

                  [X]     Yes

                  [ ]     No


BASIC PLAN INFORMATION
                                                                          PAGE 4

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                  TYPE OF PLAN AND AUTHORIZED CONTRIBUTIONS


               7. TYPE OF PLAN:

                  [ ] PROFIT SHARING ONLY. This Plan permits discretionary (profit sharing) contributions but has no Section 401(k) feature (skip Items 13-23); or

                  [X] 401(k) ONLY. This Plan has a Section 401(k) feature but does not provide for discretionary (profit sharing) contributions (except for any required minimum top-heavy contributions) (skip Items 24-28); or

                  [ ] PROFIT SHARING AND 401(k). This Plan permits discretionary (profit sharing) contributions and also has a Section 401(k) feature; or

                  [ ] TAX-EXEMPT EMPLOYER'S 403(b) MATCH. This Plan permits the tax-exempt Employer to make matching contributions based on Employee salary reduction contributions pursuant to Section 403(b) arrangements.

                  [ ] PROFIT SHARING FEATURE. This Plan also permits the tax-exempt Employer to make discretionary (profit sharing) contributions.

                           [ ]      Yes (complete Items 24-28)

                           [ ]      No (skip Items 24-28)

               8. VOLUNTARY (AFTER-TAX) PARTICIPANT CONTRIBUTIONS. Voluntary
                  (after-tax) Participant contributions are:

                  [X]      not permitted; or

                  [ ] permitted on a nondeductible basis only. (If voluntary Participant contributions are permitted, then Item 6 must be answered "Yes" if a Section 401(k) feature is not a part of the Plan.)

               9. ROLLOVER CONTRIBUTIONS:

                  [X] BY PARTICIPANTS AND ELIGIBLE EMPLOYEES. The Plan shall accept rollover contributions from Participants (and Eligible Employees prior to becoming Participants); or

                  [ ] BY PARTICIPANTS ONLY. The Plan shall accept rollover contributions from Participants (but not from Eligible Employees prior to becoming Participants); or



TYPE OF PLAN AND AUTHORIZED CONTRIBUTIONS
                                                                          PAGE 5

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                  [ ]       NOT PERMITTED. The Plan shall not accept rollover
                            contributions from Participants or Eligible
                            Employees.








TYPE OF PLAN AND AUTHORIZED CONTRIBUTIONS
                                                                          PAGE 6

                                   ELIGIBILITY


               10. ELIGIBLE EMPLOYEE. "Eligible Employee" means any employee of the Employer, any employee of any other employer required to be aggregated under section 414(b), (c), (m) or (o) of the Code, or any individual deemed under section 414(n) of the Code to be an employee of the Employer or any such employer. (All aggregated Employers should adopt this Plan by executing the Adoption Agreement.)

                   Note: Employees subject to a collective bargaining agreement not providing for their coverage by this Plan shall not be considered Eligible Employees. Nonresident aliens with no US source income shall not be considered Eligible Employees. (See Section 1.19 of the Plan.)

               11. ENTRY DATE. "Entry Date" means the Effective Date if the Plan is a new plan and also means each of the following occurring on or after the Effective Date:

                   [ ] each _____ (either the first day or last day of the Plan Year) and ____ (the date six months after the other Entry Date); or

                   [ ] the date on which the Employee satisfies the eligibility age and service requirements; or

                   [ ]      the first day of each month; or

                   [X]      the first day of each Plan Year quarter.

               12. AGE AND SERVICE REQUIREMENTS. The eligibility age and service requirements are (complete all blanks; specify "0" if there is no requirement):

                   (a) for a person who is an Eligible Employee on the Effective Date:

                            (1) attainment of age 21 and

                            (2) completion of 0 Years of Service;

                   (b) for a person who is not an Eligible Employee on the Effective Date:

                            (1) attainment of age 21 and

                            (2) completion of 0 Years of Service.

                   (Note: The age requirement cannot be greater than 21. The service requirement cannot exceed 1 year, except that up to 2 years may be required if the Plan provides for full vesting after not more than 2 Years of Service and a Section 401(k) feature is not adopted. If a fractional Year of Service is specified, an Employee will not be

ELIGIBILITY
                                                                          PAGE 7

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                   required to complete any specified number of Hours of Service to receive credit for such fractional year.)


ELIGIBILITY
                                                                          PAGE 8

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                             SECTION 401(k) FEATURE

              (THE FOLLOWING ITEMS 13 THROUGH 23 SHOULD BE COMPLETED ONLY IF
              A SECTION 401(k) FEATURE IS PART OF THE PLAN PURSUANT TO ITEM 7.
              A TAX-EXEMPT EMPLOYER MATCHING 403(b) SALARY REDUCTION AMOUNTS PURSUANT TO ITEM 7 SHOULD COMPLETE ITEMS 21 THROUGH 23. OTHERWISE, SKIP TO ITEM 24.)


              13. TYPES OF SECTION 401(k) CONTRIBUTIONS. In addition to Section
                  401(k) elective deferrals, the Plan shall allow the Employer to make the following types of contributions in connection with its Section 401(k) feature: (Select all that apply.)

                   [X] QNECS. This Plan permits the Employer to make qualified nonelective contributions (which are fully vested and subject to the 401(k) distribution limitations) to be taken into account in determining the Actual Deferral Percentage.

                   [ ] QUALIFIED MATCHING CONTRIBUTIONS SUBJECT TO ADP. This Plan permits the Employer to make qualified matching contributions (which are fully vested and subject to the 401(k) distribution limitations) to be taken into account in determining the Actual Deferral Percentage.

                   [ ] MATCHING CONTRIBUTIONS SUBJECT TO ACP. This Plan permits the Employer to make matching contributions to the Employer Matching Accounts (which are subject to the vesting schedule selected in Item 41) to be taken into account in determining the Actual Contribution Percentage.


SECTION 401(k) FEATURE
                                                                          PAGE 9

                             SECTION 401(k) FEATURE

                               ELECTIVE DEFERRALS


               14. LIMITATIONS ON ELECTIVE DEFERRALS.

                   (a) PLAN YEAR LIMITATIONS. (Select only one and complete as necessary.)

                           [ ] A Participant's elective deferrals for a Plan Year may not exceed the lesser of ___% of his Compensation for the Plan Year or $______; or

                           [ ] No Plan Year limitations other than those otherwise imposed under the Plan; or

                           [X] The Administrator may set a maximum and/or minimum limit (which may change from time to time) to be applied uniformly to the Participants on the percentage or dollar amount of a Participant's Compensation that may be reduced for any Plan Year under a salary reduction election hereunder.

                   (b) PAY PERIOD LIMITATION. (Select only one and complete as necessary.)

                           [ ] A Participant's salary reductions for a pay period or with respect to a bonus or other special payment may not exceed the lesser of ___% of his Compensation otherwise payable for such pay period or as a bonus or special payment or $______; or

                           [ ] No pay period limitations other than those otherwise imposed under the Plan or the law; or

                           [X] The Administrator may set a maximum and/or minimum limit (which may change from time to time) to be applied uniformly to the Participants on the percentage or dollar amount of a Participant's Compensation that may be reduced under a salary reduction agreement hereunder for any pay period or for a bonus or special payment.

               15. ELECTION, CHANGE AND TERMINATION OF SALARY DEFERRALS.

                   (a) ELECTIONS. A Participant may enter (or re-enter following a termination under (d) below) into a salary reduction agreement by providing the prescribed election form to the Employer on or before one of the following applicable dates and the election shall become effective as soon after the applicable date



SECTION 401(k) FEATURE
  ELECTIVE DEFERRALS
                                                                         PAGE 10
                           coinciding with or first following the Employer's receipt of the Participant's election form as is administratively feasible: (Select only one of the following and complete as necessary.)

                           [ ] Each of the following dates: (Fill in one or more dates during a year.)
                                    _________________________________________
                                    ___________________________________________;
                                    or

                           [ ]      Any time; or

                           [X] Such dates (at least one each calendar year) as may be prescribed by the Administrator from time to time.

                    (b) CHANGES. A Participant may change a salary reduction agreement by providing the prescribed election form to the Administrator on or before one of the following applicable dates and the change shall become effective as soon after the applicable date coinciding with or first following the Administrator's receipt of the Participant's election form as is administratively feasible: (Select only one of the following and complete as necessary.)

                           [ ] Each of the following dates: (Fill in one or more dates during a year.)
                                    ______________________________________; or

                           [ ]      Any time; or

                           [X] Such dates (at least one each calendar year) as may be prescribed by the Administrator from time to time.

                    (c) LIMIT ON NUMBER OF CHANGES. A Participant may make changes to his salary reduction agreement no more frequently than: (Select only one of the following and complete as necessary.)

                           [ ] __times per Plan Year (Fill in number (at least one)); or

                           [X] The Administrator may prescribe limits from time to time on the number of changes that can be made per Plan Year, provided that at least one change shall be permitted each Plan Year.

                    (d) TERMINATIONS. A Participant may terminate a salary reduction agreement by providing the prescribed election form to the Administrator at any time and the termination shall become effective as soon after the Administrator's receipt of the Participant's election form as is administratively feasible.


SECTION 401(k) FEATURE
  ELECTIVE DEFERRALS

                    (e) SPECIAL BONUS ELECTIONS. The Administrator may allow Participants to enter special salary reduction agreements effective only with respect to the next bonus or other special payment due and payable after the Administrator's receipt of the election form.

                           [X] Yes ("Yes" may not be elected if bonuses are excluded from the definition of Compensation under Item 32 of the Adoption Agreement.)

                           [ ]      No

               Pre-existing salary reduction elections under (a) and (b) above shall not be affected by a special election hereunder and a special election hereunder shall be disregarded for purposes of
               (c), (d) and (e) above.




SECTION 401(k) FEATURE
  ELECTIVE DEFERRALS
                                                                         PAGE 12

                             SECTION 401(k) FEATURE

                                      QNECS


               (THE FOLLOWING ITEMS 16 AND 17 SHOULD BE COMPLETED ONLY IF THE BOX IN ITEM 13 ENTITLED "QNECS" IS SELECTED.)

               16. QNEC ALLOCATION METHOD AND AMOUNT. The Employer shall be authorized to make annual qualified nonelective contributions to the Plan to the Nonelective Contribution Accounts for allocation as follows: (Select (a) and/or (b) and complete. An Employer may elect to make contributions under one or both QNEC allocation methods.)

                   (a)    [X]       proportionate to the Compensation for the
                                    Plan Year of all Participants eligible under
                                    Item 17 below and in the following amount:
                                    (Select one and complete.)

                                    [ ]     ___% of the Compensation of all
                                            Participants who are entitled under
                                            Item 17 below to receive an
                                            allocation for the Plan Year; or

                                    [X]     such other amount (if any) as may be
                                            properly determined by the Employer
                                            for such Plan Year.

                   (b)    [X]       an equal flat dollar amount for each
                                    Participant eligible under Item 17 below in the following amount: (Select one and complete.)

                                    [ ]     $______ for each Participant who is
                                            entitled under Item 17 below to
                                            receive an allocation for the Plan
                                            Year; or

                                    [X]     such other flat dollar amount (if
                                            any) as may be properly determined
                                            by the Employer for such Plan Year.

               17.  PARTICIPANTS ENTITLED TO RECEIVE A QNEC.

                    (a)   "HIGHLY COMPENSATED" STATUS.  (Select only one.)

                          [ ] Only Participants who are Non-highly Compensated Employees eligible under (b) or
                                    (c) below shall be entitled to share in the Employer contribution under Item 16 to the Nonelective Contribution Accounts for a Plan Year; or

SECTION 401(k) FEATURE
     QNECS
                                                                         PAGE 13

                           [ ] All Participants who are eligible under (b) or (c) below shall be entitled to share in the Employer contribution under Item 16 to the Nonelective Contribution Accounts for a Plan Year; or

                           [X] On a year to year basis, the Administrator shall determine whether all Participants eligible under (b) or (c) below or only those Participants who are Non-highly Compensated Employees eligible under (b) or
                                    (c) below shall be entitled to share in the Employer contribution under Item 16 to the Nonelective Contribution Accounts for the Plan Year.

                    (b) EMPLOYMENT STATUS. A Participant eligible under (a) above shall be entitled to share in the Employer contribution under Item 16 to the Nonelective Contribution Accounts for a Plan Year if: (Select only one.)

                           [ ] he is an Eligible Employee at any time during the Plan Year;

                           [ ] he is an Eligible Employee on the last day of the Plan Year;

                           [ ] he receives credit for at least 500 Hours of Service during the Plan Year or he is an Eligible Employee on the last day of the Plan Year;

                           [ ] he receives credit for at least 1,000 Hours of Service during the Plan Year, regardless of whether he is an Eligible Employee on the last day of the Plan Year; or

                           [X] he receives credit for at least 1,000 Hours of Service during the Plan Year and he is an Eligible Employee on the last day of the Plan Year.

                    (c) CERTAIN FORMER EMPLOYEES. In addition, a Participant eligible under (a) above who has Compensation for a Plan Year shall be entitled to share in such Employer contribution for such Plan Year if he is on an approved leave of absence at the end of such Plan Year or if his employment by the Employer terminates during such Plan Year on account of death, Disability, retirement at or after Normal Retirement Age, or (if provided for in Item 40) early retirement.

                           [X]      Yes

                           [ ]      No


SECTION 401(k) FEATURE
     QNECS
                                                                         PAGE 14

                             SECTION 401(k) FEATURE

                 QUALIFIED MATCHING CONTRIBUTIONS SUBJECT TO ADP


              (THE FOLLOWING ITEMS 18 THROUGH 20 SHOULD BE COMPLETED ONLY IF THE BOX IN ITEM 13 ENTITLED "QUALIFIED MATCHING CONTRIBUTIONS SUBJECT TO ADP" IS SELECTED.)

              18. QUALIFIED MATCHING CONTRIBUTIONS ALLOCATION METHOD AND
                  AMOUNT. The Employer shall be authorized to make matching contributions to the Nonelective Contribution Accounts of those Participants who both make elective deferrals hereunder for the Plan Year and who are entitled under Item 19 below to receive this type of matching contribution for the year for allocation as follows: (Select any that apply and complete. An Employer may elect to make more than one type of matching contribution selecting more than one of the following options.)

                  (a)      [ ]      As a percentage of Participants' Section
                                    401(k) elective deferrals;

                  (b)      [ ]      Proportionate to the Compensation for the
                                    Plan Year of all Participants who are
                                    entitled to this type of matching
                                    contribution for the Plan Year, in the
                                    following amount: (Select one and complete.)

                                    [ ]     ___% of the Compensation of all
                                            Participants who are entitled to
                                            receive this type of matching
                                            contribution for the Plan Year; or

                                    [ ]     such other amount (if any) as may be
                                            properly determined by the Employer
                                            for such Plan Year;

                           [ ] An equal flat dollar amount for each Participant who is entitled to this type of matching contribution for the Plan Year in the following amount: (Select one and complete.)

                                    [ ]     $______ for each Participant who is
                                            entitled to receive this type of
                                            matching contribution for the Plan
                                            Year; or

                                    [ ]     such other flat dollar amount (if
                                            any) as may be properly determined
                                            by the Employer for such Plan Year.

              19. PARTICIPANTS ENTITLED TO RECEIVE A QUALIFIED MATCHING
                  CONTRIBUTION.

                  (a)      "HIGHLY COMPENSATED" STATUS. (Select only one.)



SECTION 401(k) FEATURE
     QUALIFIED MATCHING CONTRIBUTIONS SUBJECT TO ADP
                                                                         PAGE 15

                           [ ] Only Participants who are Non-highly Compensated Employees eligible under (b) or
                                    (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the qualified matching contribution under Item 18 to the Nonelective Contribution Accounts for a Plan Year; or

                           [ ] All Participants who are eligible under (b) or (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the qualified matching contribution under Item 18 to the Nonelective Contribution Accounts for a Plan Year; or

                           [ ] On a year to year basis, the Administrator shall determine whether all Participants eligible under (b) or (c) below or only those Participants who are Non-highly Compensated Employees eligible under (b) or
                                    (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the qualified matching contribution under Item 18 to the Nonelective Contribution Accounts for the Plan Year.

                    (b) EMPLOYMENT STATUS. A Participant eligible under (a) above shall be entitled to receive a qualified matching contribution under Item 18 to the Nonelective Contribution Account for a Plan Year if:
                           (Select only one.)

                           [ ] he is an Eligible Employee at any time during the Plan Year;

                           [ ] he is an Eligible Employee on the last day of the Plan Year;

                           [ ] he receives credit for at least 500 Hours of Service during the Plan Year or he is an Eligible Employee on the last day of the Plan Year;

                           [ ] he receives credit for at least 1,000 Hours of Service during the Plan Year, regardless of whether he is an Eligible Employee on the last day of the Plan Year; or

                           [ ] he receives credit for at least 1,000 Hours of Service during the Plan Year and he is an Eligible Employee on the last day of the Plan Year.

                    (c) CERTAIN FORMER EMPLOYEES. In addition, a Participant eligible under (b) above who makes elective deferrals for the Plan Year shall be entitled to receive such a qualified matching contribution for such Plan Year if he is on an approved leave of absence at the end of such Plan Year or if his employment by the Employer terminates during such Plan Year on account of death, Disability, retirement at or after Normal Retirement Age, or (if provided for in Item 40) early retirement.



SECTION 401(k) FEATURE
     QUALIFIED MATCHING CONTRIBUTIONS SUBJECT TO ADP
                                                                         PAGE 16

                           [ ]      Yes

                           [ ]      No

              20. MATCHES AS A PERCENTAGE OF ELECTIVE DEFERRALS. (Complete this
                  Item only if box (a) under Item 18 is selected.)

                  (a) AMOUNT. Subject to (b) and (c) below, the Employer's annual qualified matching contribution (if any) to the Plan to the Nonelective Contribution Account of each Participant entitled to receive this type of matching contribution for the Plan Year shall be an amount equal to: (Select only one and complete as necessary.)

                           [ ] ___% of the Participant's elective deferrals hereunder for the Plan Year not in excess of % of the Participant's Compensation for the Plan Year; or

                           [ ] ___% of the portion of the Participant's elective deferrals hereunder for the Plan Year not in excess of ___% of the Participant's Compensation for the Plan Year plus ___% (must be less than first tier match) of the portion of the Participant's elective deferrals hereunder for the Plan Year in excess of that amount but not in excess of ___% of the Participant's Compensation for the Plan Year; or

                            [ ] such other percentage of such portion of the Participant's elective deferrals hereunder for the Plan Year as may be properly determined by the Administrator for such Plan Year and applied uniformly with respect to those Participants entitled to receive this type of matching contribution hereunder.

                    (b) PAY PERIOD LIMITATIONS. The same percentage-of-Compensation limitations specified under (a) above also shall be applied on a pay period basis (and with respect to bonuses or other special payments) such that the Employer's qualified matching contributions shall be with respect to only such percentage of Compensation otherwise payable for a pay period (or as a bonus or other special payment).

                           [ ]      Yes

                           [ ]      No

                    (c) BONUSES SUBJECT TO MATCH. Elective deferrals with respect to bonuses or other special payments shall be matched to the same extent and subject to the same limitations as any other part of a Participant's Compensation.



SECTION 401(k) FEATURE
     QUALIFIED MATCHING CONTRIBUTIONS SUBJECT TO ADP
                                                                         PAGE 17

                           [ ] Yes -- elective deferrals with respect to bonuses and special payments shall be matched

                           [ ] No -- elective deferrals with respect to bonuses and special payments shall not be matched


SECTION 401(k) FEATURE
     QUALIFIED MATCHING CONTRIBUTIONS SUBJECT TO ADP
                                                                         PAGE 18

                             SECTION 401(k) FEATURE

                      MATCHING CONTRIBUTIONS SUBJECT TO ACP


              (THE FOLLOWING ITEMS 21 THROUGH 23 SHOULD BE COMPLETED ONLY IF THE BOX IN ITEM 13 ENTITLED "MATCHING CONTRIBUTIONS SUBJECT TO ACP" IS SELECTED.)

                  (NOTE TO TAX-EXEMPT EMPLOYERS MATCHING 403(b) SALARY REDUCTION AMOUNTS PURSUANT TO ITEM 7: COMPLETE ITEMS 21 THROUGH 23 TO ESTABLISH THE TERMS OF YOUR MATCH. FOR THESE PURPOSES, THE TERMS "SECTION 401(k) ELECTIVE DEFERRALS," "ELECTIVE DEFERRALS HEREUNDER" AND "ELECTIVE DEFERRALS" REFERRED TO BELOW SHALL BE INTERPRETED AS REFERRING TO SALARY REDUCTION CONTRIBUTIONS OF AN EMPLOYEE PURSUANT TO SECTION 403(b) OF THE CODE AFTER BECOMING A PARTICIPANT IN THIS PLAN).

              21. EMPLOYER MATCHING CONTRIBUTIONS TO EMPLOYER MATCHING ACCOUNTS.
                  The Employer shall be authorized to make matching contributions to the Employer Matching Accounts of those Participants who both make elective deferrals hereunder for the Plan Year and who are entitled under Item 22 below to receive this type of matching contribution for the year for allocation as follows: (Select any that apply and complete. An Employer may elect to make more than one type of matching contribution by selecting more than one of the following options.)

                  (a)      [ ]      As a percentage of Participants' Section
                                    401(k) elective deferrals (complete Items 22 and 23);

                  (b)      [ ]      Proportionate to the Compensation for the
                                    Plan Year of all Participants who are
                                    entitled to this type of matching
                                    contribution for the Plan Year, in the
                                    following amount: (Select one and complete.)

                                    [ ]     __% of the Compensation of all
                                            Participants who are entitled to
                                            receive this type of matching
                                            contribution for the Plan Year; or

                                    [ ]     such other amount (if any) as may be
                                            properly determined by the Employer
                                            for such Plan Year;

                  (c)      [ ]      An equal flat dollar amount for each
                                    Participant who is entitled to this type of matching contribution for the Plan Year in the following amount: (Select one and complete.)

SECTION 401(k) FEATURE
     MATCHING CONTRIBUTIONS SUBJECT TO ADP
                                                                         PAGE 19

                                    [ ]     $_____for each Participant who is
                                            entitled to receive this type of
                                            matching contribution for the Plan
                                            Year; or

                                    [ ]     such other flat dollar amount (if
                                            any) as may be properly determined
                                            by the Employer for such Plan Year.

              22. PARTICIPANTS ENTITLED TO RECEIVE EMPLOYER MATCHING
                  CONTRIBUTION TO EMPLOYER MATCHING ACCOUNTS.

                  (a)      "HIGHLY COMPENSATED" STATUS. (Select only one.)

                           [ ] Only Participants who are Non-highly Compensated Employees eligible under (b) or
                                    (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the matching contribution under Item 21 to the Employer Matching Accounts for a Plan Year; or

                           [ ] All Participants who are eligible under (b) or (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the matching contribution under Item 21 to the Employer Matching Accounts for a Plan Year; or

                           [ ] On a year to year basis, the Administrator shall determine whether all Participants eligible under (b) or (c) below or only those Participants who are Non-highly Compensated Employees eligible under (b) or
                                    (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the matching contribution under Item 21 to the Employer Matching Accounts for the Plan Year.

                    (b) EMPLOYMENT STATUS. A Participant eligible under (a) above shall be entitled to receive a matching contribution under Item 21 to the Employer Matching Account for a Plan Year if: (Select only one.)

                           [ ] he is an Eligible Employee at any time during the Plan Year;

                           [ ] he is an Eligible Employee on the last day of the Plan Year;

                           [ ] he receives credit for at least 500 Hours of Service during the Plan Year or he is an Eligible Employee on the last day of the Plan Year;

                           [ ] he receives credit for at least 1,000 Hours of Service during the Plan Year, regardless of whether he is an Eligible Employee on the last day of the Plan Year; or



SECTION 401(k) FEATURE
     MATCHING CONTRIBUTIONS SUBJECT TO ADP
                                                                         PAGE 20

                           [ ] he receives credit for at least 1,000 Hours of Service during the Plan Year and he is an Eligible Employee on the last day of the Plan Year.

                  (c) CERTAIN FORMER EMPLOYEES. In addition, a Participant eligible under (b) above who makes elective deferrals for the Plan Year shall be entitled to receive such a matching contribution for such Plan Year if he is on an approved leave of absence at the end of such Plan Year or if his employment by the Employer terminates during such Plan Year on account of death, Disability, retirement at or after Normal Retirement Age, or (if provided for in Item 40) early retirement.

                           [ ]      Yes

                           [ ]      No

              23. MATCHES AS A PERCENTAGE OF ELECTIVE DEFERRALS. (Complete this
                  Item only if box (a) under Item 21 is selected.)

                  (a) AMOUNT. Subject to (b) and (c) below, the Employer's annual matching contribution (if any) to the Plan to the Employer Matching Account of each Participant entitled to receive this type of matching contribution for the Plan Year shall be an amount equal to: (Select only one and complete as necessary.)

                           [ ] ___% of the Participant's elective deferrals hereunder for the Plan Year not in excess of ___% of the Participant's Compensation for the Plan Year; or

                           [ ] ___% of the portion of the Participant's elective deferrals hereunder for the Plan Year not in excess of ___% of the Participant's Compensation for the Plan Year plus ___% (must be less than first tier match) of the portion of the Participant's elective deferrals hereunder for the Plan Year in excess of that amount but not in excess of ___% of the Participant's Compensation for the Plan Year; or

                           [ ] such other percentage of such portion of the Participant's elective deferrals hereunder for the Plan Year as may be properly determined by the Administrator for such Plan Year and applied uniformly with respect to those Participants entitled to receive this type of matching contribution hereunder.

                    (b) PAY PERIOD LIMITATIONS. The same percentage-of-Compensation limitations specified under (a) above also shall be applied on a pay period basis (and with respect to bonuses or other special payments) such that the Employer's




SECTION 401(k) FEATURE
     MATCHING CONTRIBUTIONS SUBJECT TO ADP
                                                                         PAGE 21
                           matching contributions shall be with respect to only such percentage of Compensation otherwise payable for a pay period (or as a bonus or other special payment).

                           [ ]      Yes

                           [ ]      No

                    (c) BONUSES SUBJECT TO MATCH. Elective deferrals with respect to bonuses or other special payments shall be matched to the same extent and subject to the same limitations as any other part of a Participant's Compensation.

                           [ ] Yes -- elective deferrals with respect to bonuses and special payments shall be matched

                           [ ] No -- elective deferrals with respect to bonuses and special payments shall not be matched




SECTION 401(k) FEATURE
     MATCHING CONTRIBUTIONS SUBJECT TO ACP
                                                                         PAGE 22

                  DISCRETIONARY (PROFIT SHARING) CONTRIBUTIONS


              (THE FOLLOWING ITEMS 24 THROUGH 28 SHOULD BE COMPLETED ONLY IF A DISCRETIONARY (PROFIT SHARING) CONTRIBUTION FEATURE IS PART OF THE PLAN PURSUANT TO ITEM 7.)

              24. DETERMINATION. The Employer's annual discretionary (profit sharing) contribution (if any) to the Plan for a Plan Year for allocation to the Employer Contribution Accounts shall be an amount equal to:

                  [ ] ___% of the Compensation of all Participants who are entitled to receive an allocation for such Plan Year;

                  [ ]      ___% of the Employer's current Profits for such Plan
                           Year;

                  [ ] ___% of the Employer's current Profits in excess of $______ for such Plan Year; or

                  [ ] such other amount as may be properly determined by the Employer for such Plan Year.

              25. PARTICIPANTS ENTITLED TO RECEIVE AN ALLOCATION OF EMPLOYER
                  CONTRIBUTION (PART 1). A Participant shall be entitled to share in the Employer contribution to the Employer Contribution Accounts for a Plan Year if: (Select only one.)

                  [ ] he is an Eligible Employee at any time during the Plan Year;

                  [ ] he is an Eligible Employee on the last day of the Plan Year;

                  [ ] he receives credit for at least 500 Hours of Service during the Plan Year or he is an Eligible Employee on the last day of the Plan Year;

                  [ ] he receives credit for at least 1,000 Hours of Service during the Plan Year, regardless of whether he is an Eligible Employee on the last day of the Plan Year; or

                  [ ] he receives credit for at least 1,000 Hours of Service during the Plan Year and he is an Eligible Employee on the last day of the Plan Year.

              26. PARTICIPANTS ENTITLED TO RECEIVE AN ALLOCATION OF EMPLOYER
                  CONTRIBUTION (PART 2). In addition, a Participant who has Compensation for a Plan Year shall be entitled to share in the Employer contribution for such Plan Year if he is on an approved leave of absence at the end of such Plan Year or if his employment by the Employer terminates during such Plan Year on account of death, Disability, retirement at or



DISCRETIONARY (PROFIT SHARING) CONTRIBUTIONS
                                                                         PAGE 23
                  after Normal Retirement Age, or (if provided for in Item 40 of this Adoption Agreement) early retirement.

                  [ ]      Yes

                  [ ]      No

              27. ALLOCATION OF EMPLOYER CONTRIBUTIONS. This type of Employer contribution shall be allocated on:

                  [ ] a non-integrated basis (see Section 3.3(a)(2) of the Plan) (skip to Item 29), or

                  [ ] an integrated basis (see Section 3.3(a)(3) of the Plan) (complete Item 28).

                  Note: You may not elect an integrated basis if you maintain any other integrated plan.

              28. INTEGRATED ALLOCATION FORMULA.

                  (a)      INTEGRATION FORMULA. Employer contributions under
                           Section 3.3 of the Plan (and any forfeitures allocated with this type of contribution) shall be allocated, as follows, among the Employer Contribution Accounts of those Participants entitled to receive such an allocation: (Select only one.)

                           [ ] MAXIMUM DISPARITY METHOD. First, such contribution (and forfeitures) shall be allocated in the same ratio that the sum of such Participants' Compensation plus Excess Compensation for the Plan Year bears to the sum of all such Participants' Compensation plus Excess Compensation, but the amount so allocated, expressed as a percentage, shall not exceed the Maximum Disparity Rate. Second, the balance, if any, of such contribution (and forfeitures) shall be allocated in proportion to such Participants' Compensation for the Plan Year.

                           [ ] FOUR-TIER METHOD. First, such contribution (and forfeitures) shall be allocated in proportion to the Participants' Compensation for such Plan Year, but not in excess of 3 percent of each Participant's Compensation. Second, any remaining contribution (and forfeitures) shall be allocated in proportion to the Participants' Excess Compensation for the Plan Year but not in excess of 3 percent of each Participant's Excess Compensation. Third, any remaining contribution (an forfeitures) shall be allocated in the same ratio that the sum of such Participants' Compensation plus Excess Compensation for the Plan Year bears to the sum of all such Participants' Compensation plus Excess Compensation, but the amount so allocated, expressed as a




DISCRETIONARY (PROFIT SHARING) CONTRIBUTIONS
                                                                         PAGE 24
                                    percentage, shall not exceed the Maximum
                                    Disparity Rate less three percentage points.
                                    Fourth, any remaining contribution (and
                                    forfeitures) shall be allocated in
                                    proportion to the Participants' Compensation for the Plan Year.

                  (b) TAXABLE WAGE BASE. For purposes of allocating on an integrated basis, "Taxable Wage Base" means:

                           [ ]      the contribution and benefit base under
                                    section 230 of the Social Security Act, as of the first day of the particular Plan Year; or

                           [ ] $__________ (not to exceed the contribution and benefit base under section 230 of the Social Security Act, as of the first day of the Plan Year in which the Effective Date falls); or

                           [ ] _______ % (not to exceed 100%) of the contribution and benefit base under section 230 of the Social Security Act, as of the first day of the particular Plan Year.

               If a Plan Year consists of less than 12 months, then the Taxable Wage Base for such Plan Year shall be multiplied by the fraction the numerator of which is the number of months in the short Plan Year and the denominator of which is 12.



DISCRETIONARY (PROFIT SHARING) CONTRIBUTIONS
                                                                         PAGE 25

                 COMPENSATION TAKEN INTO ACCOUNT UNDER THE PLAN

            29. BASE DEFINITION.

INSTRUCTIONS: Complete Column A for the definition of "Compensation" generally applicable under the Plan, including for the allocation of contributions. Complete Column B for the definition of "Section 415 Compensation" (Section 4.1(k) of the Plan) applicable in determining the section 415 limitations.

            FOR SELF-EMPLOYED INDIVIDUALS (INCLUDING PARTNERS IN A PARTNERSHIP), SEE SECTION 1.12(e) OF THE PLAN.

            -----------------------------------------------------------------




                                                A                        B
                                                                   "SECTION 415
                                          "COMPENSATION"           COMPENSATION"
                                          --------------           -------------


      IRS SAFE HARBORS

o W-2, Total Compensation Box                   [X]                      [X]

o Earnings subject to Federal
Income Tax Withholding                          [ ]                      [ ]

o General Section 415 definition                [ ]                      [ ]

OTHER CHOICE

o FICA definition                               [ ]                      N/A


              30. SAFE-HARBOR ADD-BACK. The Compensation definition will include amounts that would have been included in Compensation but for
                  Section 401(k), Section 125 and similar Compensation reduction elections (Section 1.12(a) of Plan).

                  [X]      Yes

                  [ ]      No




COMPENSATION TAKEN INTO ACCOUNT UNDER THE PLAN
                                                                         PAGE 26

              31. PARTIAL YEAR OF PARTICIPATION. Compensation for any part of a
                  Plan Year during which an Employee is not a Participant:
                  (Select one.)

                  [ ] shall be taken into account for all purposes under the Plan except for section 401(k) and (m) discrimination testing; or

                  [X]      shall be taken into account solely for purposes of
                           section 401(k) and (m) discrimination testing under Sections 3.1(e), 3.2(b), 1.3 and 1.4 of the Plan; or

                  [ ] shall be taken into account for all purposes under the Plan (including section 401(k) and (m) discrimination testing); or

                  [ ] shall not be taken into account for any purpose under the Plan.

              32. EXCLUSIONS. Compensation shall exclude the following:

                  [ ]      No exclusions; or

                  [X] Safe-harbor exclusion of allowances, reimbursements and fringe benefits (Section 1.12(c) of Plan)

              33. CASH OR ACCRUED BASIS. Compensation should be taken into account in the Plan Year in which it is actually paid.

              34. EFFECTIVE DATE. If the selections in Item 29 change the Plan's base definition of Compensation or Section 415 Compensation, or if the selections in Items 30-33 otherwise change the Plan's provisions as of a date later than the Effective Date, fill in the effective date of the change, identify the change and specify or attach the provisions in effect prior to the change: ______________________________________________




COMPENSATION TAKEN INTO ACCOUNT UNDER THE PLAN
                                                                         PAGE 27

                    SERVICE TAKEN INTO ACCOUNT UNDER THE PLAN


              35. METHOD OF DETERMINATION. For eligibility and vesting purposes, service shall be determined on the basis of:

                  [ ] the elapsed time method (skip to Item 39 unless a minimum Hours of Service requirement for sharing in certain contributions is elected in Item 17, 19, 22 or 25), or

                  [X]      the hour-counting method.

              36. DETERMINATION OF HOURS OF SERVICE. An Employee's Hours of
                  Service shall be determined on the basis of:

                  [X] the actual hours for which he is paid or entitled to payment, determined from records of hours worked and hours for which payment is made or due;

                  [ ] 10 Hours of Service for each day for which he would be required to be credited with at least one Hour of Service;

                  [ ] 45 Hours of Service for each week for which he would be required to be credited with at least one Hour of Service;

                  [ ] 95 Hours of Service for each semi-monthly payroll period for which he would be required to be credited with at least one Hour of Service;

                  [ ] 190 Hours of Service for each month for which he would be required to be credited with at least one Hour of Service.

              37. SERVICE COMPUTATION PERIOD (ELIGIBILITY). "Service Computation
                  Period" means, for eligibility purposes: (Complete only if the hour-counting method is elected in Item 35.)

                  [X] the 12 consecutive month period beginning on an Employee's Employment Commencement Date or on an anniversary thereof; or

                  [ ] the 12 consecutive month period beginning on an Employee's Employment Commencement Date and, thereafter in all cases, each Plan Year, beginning with the Plan Year containing the first anniversary of such Employment Commencement Date. An Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's Employment Commencement Date will be credited with two Years of Service for purposes of eligibility to participate.



SERVICE TAKEN INTO ACCOUNT UNDER THE PLAN
                                                                         PAGE 28

              38. SERVICE COMPUTATION PERIOD (VESTING). "Service Computation
                  Period" means, for purposes of determining Years of Service and One-Year Breaks for vesting purposes: (Complete only if the hour-counting method is elected in Item 35.)

                  [X]      the Plan Year, or

                  [ ] the 12 consecutive month period beginning on an Employee's Employment Commencement Date or on an anniversary thereof.

              39. PREDECESSOR EMPLOYERS. For purposes of the Plan, service for the Employer shall be deemed to include service (including service as a self-employed individual) for the following organization(s):

                  [X]      None

                  [ ]      ------------------------------------------

              40. EARLY RETIREMENT. May Participants retire early with full vesting and immediate entitlement to benefits?

                  [ ] Yes, upon attainment of age __ and completion of at least __ Years of Service for vesting purposes.

                  [X]      No


SERVICE TAKEN INTO ACCOUNT UNDER THE PLAN
                                                                         PAGE 29

                        VESTING IN EMPLOYER CONTRIBUTIONS

              41. VESTING SCHEDULE. The vesting schedule applicable, under
                  Section 6.1(d)(3)(A) of the Plan, to a Participant's Employer Contribution Account, for Participants with at least one Hour of Service in a Plan Year beginning after 1988 shall be as follows: ( Do not complete unless the Plan authorizes Employer contributions subject to a vesting schedule.)

                            NONFORFEITABLE PERCENTAGE

                                 Option      Option        Option      Option        Option
                Years               1           2             3           4             5
                 of
               Service             [ ]         [ ]           [ ]         [ ]           [ ]

                              (2 to 6)     (3 to 7)       (2 year      (5 year     (other)
                                                           cliff)       cliff)

             less than 1           0           0             0           0            ____
                  1                0           0             0           0            ____
                  2               20           0           100           0            ____
                  3               40          20                         0            ____
                  4               60          40                         0            ____
                  5               80          60                       100            ____
                  6              100          80                                      ____
                  7                          100                                      ____

NOTE:    (1)   Vesting must be at least as rapid as Option 3 if more than 1
               Year of Service is required for eligibility.

         (2) Any vesting schedule elected under Option 5 must be at least as rapid, at every point, as Option 2, Option 4, or (if more than 1 Year of Service is required for eligibility) Option 3.

              42. SERVICE DISREGARDED IN DETERMINATION OF NONFORFEITABLE
                  PERCENTAGE. In addition to service disregarded in determining Years of Service under Section 1.60 of the Plan, the following service shall be disregarded in determining an Employee's service for vesting purposes (check any boxes that apply):

                  [ ] Years of Service (if the hour-counting method applies) or Service (if the elapsed time method applies) before age 18 (age 22 for a Participant who does not have at least 1 Hour of Service on or after the REA Effective Date).

                  [ ] Years of Service (if the hour-counting method applies) or Service (if the elapsed time method applies) during any period for which the Employer did not maintain the Plan or a predecessor plan, as defined in the applicable regulations of the Secretary of the Treasury.


VESTING IN EMPLOYER CONTRIBUTIONS
                                                                         PAGE 30

              43. FORFEITURE UPON CASH-OUT. Upon the distribution to a
                  terminated Participant, his forfeitable interest in his Account shall be forfeited in accordance with Section 6.1(d)(6) of the Plan (select only one):

                  [X]      immediately;

                  [ ]      upon the incurrence of a One-Year Break; or

                  [ ] not applicable -- forfeiture delayed until the incurrence of a Break in Service (as defined in Section 1.10 of the Plan).


VESTING IN EMPLOYER CONTRIBUTIONS
                                                                         PAGE 31

                    INVESTMENT OF PLAN ASSETS AND PLAN LOANS


              44. PARTICIPANT INVESTMENT ELECTIONS.

                  (a) AVAILABILITY OF INVESTMENT ELECTIONS. Each Participant shall elect the manner in which his entire Account (or such subaccounts selected in (b) below) and any contributions and forfeitures allocated thereto are to be invested:

                           [X]      Yes (If Yes, complete (b) and (c).)

                           [ ]      No  (Skip to Item 45.)

                  (b)      SUBACCOUNTS SUBJECT TO PARTICIPANT INVESTMENT
                           DISCRETION.

                           [X]      Investment elections apply to entire
                                    Account, or

                           [ ] Investment elections apply only to the following subaccount(s): (Select all that apply.)

                                    [ ]     Section 401(k) Account (including
                                            the Nonelective Contribution
                                            Account) (applicable only if a
                                            Section 401(k) feature is part of
                                            the Plan)

                                    [ ]     Nondeductible Voluntary Contribution
                                            Account (and Deductible Voluntary
                                            Contribution Account)

                                    [ ]     Rollover Account

                                    [ ]     Employer Contribution Account
                                            (excluding the Employer Matching
                                            Account unless selected below)

                                    [ ]     Employer Matching Account

                  (c) EXTENT OF PARTICIPANT INVESTMENT DISCRETION. In determining how his Account (or selected subaccounts) shall be invested, each Participant may: (Select only one.)

                           [X] choose from among such investment funds as the Administrator directs the Trustee to make available; or

                           [ ] select any legally permissible investments which the Trustee agrees to hold for his Account (including such investment funds as the Administrator directs the Trustee to make available).



INVESTMENT OF PLAN ASSETS AND PLAN LOANS
                                                                         PAGE 32

Pending execution of investment directions, the Trustee shall be authorized to hold balances in short-term, liquid deposit accounts or other investments.

              45. QUALIFYING EMPLOYER SECURITIES. Subject to the other
                  provisions of the Plan and Trust Agreement, Plan Assets may be invested in qualifying employer securities (as defined in ERISA section 407):

                  [X]      Yes

                  [ ]      No (Skip to Item 46.)

                  (a) DISTRIBUTION AND WITHDRAWAL OF QUALIFYING EMPLOYER SECURITIES. (Select one.)

                           [X] To the extent a Participant's Account is invested in qualifying employer securities, a Participant may elect to take a distribution or withdrawal to which he is otherwise entitled under the Plan in qualifying employer securities.

                           [ ] A Participant may not take a distribution or withdrawal in qualifying employer securities.

                           [ ] To the extent a Participant's Account is invested in qualifying employer securities, a Participant may elect to take a distribution or withdrawal to which he is otherwise entitled under the Plan in qualifying employer securities, except as follows:
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________

                  (b) VOTING OF QUALIFYING EMPLOYER SECURITIES. To the extent a Participant's Account is invested in qualifying employer securities, the following shall have the right to exercise any voting rights with respect to such securities: (Select one.)

                           [X] The Participant (or in the event of his death, his Beneficiary); or

                           [ ] The Employer (if more than one Employer has adopted the Plan, the first Employer named in this Adoption Agreement); or

                           [ ]      The Plan Administrator; or

                           [ ] An investment manager appointed under the terms of the Trust Agreement; or



INVESTMENT OF PLAN ASSETS AND PLAN LOANS
                                                                         PAGE 33

                           [ ]      The Trustee; or

                           [ ]      Other: _____________________________________
                                    ____________________________________________
                                    ____________________________________________

              46. VALUATION METHOD.  (Select only one.)

                  [X] DAILY VALUATION METHOD FOR ENTIRE ACCOUNT. For Plan accounting purposes, Plan Assets shall be allocable separately to each Participant's Account and the value of a Participant's Account at any particular time shall be equal to the value of the Plan Assets so allocated to his Account at that time; or

                  [ ] BALANCE FORWARD VALUATION METHOD FOR ENTIRE ACCOUNT. For Plan accounting purposes, Plan Assets shall be valued as of each Accounting Date and the value of each Participant's Account shall be adjusted only as of each Accounting Date; or

                  [ ] DAILY VALUATION METHOD FOR CERTAIN SUBACCOUNTS. For Plan accounting purposes, the daily valuation method shall apply to the Plan Assets attributable to the following subaccounts (and the balance forward valuation method shall apply to the other subaccounts). (Select all to which daily valuation will apply.)

                           [ ] Section 401(k) Account (including the Nonelective Contribution Account)
                                    (applicable only if a Section 401(k) feature is part of the Plan)

                           [ ] Nondeductible Voluntary Contribution Account (and Deductible Voluntary Contribution Account)

                           [ ]      Rollover Account

                           [ ] Employer Contribution Account (excluding the Employer Matching Account unless selected below)

                           [ ]      Employer Matching Account

              47. LOANS.  Are Participant loans permitted?

                  [X]      Yes (Complete (a) through (f) below.)

                  [ ]      No  (Skip to Item 48.)




INVESTMENT OF PLAN ASSETS AND PLAN LOANS
                                                                         PAGE 34

                  (a) LOANS ONLY TO EMPLOYEES. A loan is available to a Participant only while an Employee and loans shall be due and payable in full upon a Participant's termination of employment.

                           [X]      Yes

                           [ ]      No

                  (b) PAYROLL WITHHOLDING REQUIRED. Loans shall be repaid only by payroll withholding properly authorized by the Participant; provided that the Administrator may allow prepayment through other means; and if the available amount of payroll withholding is insufficient to meet the payments, the Administrator may authorize other means.

                           [ ]      Yes

                           [X]      No

                  (c) MINIMUM LOAN AMOUNT. The minimum loan amount for any single loan shall be:

                           [X]      $1,000

                           [ ]      Other $________ (fill-in but not to exceed
                                    $1,000)

                           [ ]      N/A - No loan minimum

                  (d) SECURITY. The following types of collateral may secure a Participant loan: (Select only one.)

                           [X]      50% of the Participant's accrued
                                    nonforfeitable benefit under the Plan
                                    (excluding any Deductible Voluntary
                                    Contribution Account)

                           [ ]      50% of the Participant's accrued
                                    nonforfeitable benefit under the Plan
                                    (excluding any Deductible Voluntary
                                    Contribution Account) and the following:
                                    ________________________________________
                                    ________________________________________
                                    ________________________________________

                  (e) NUMBER OF LOANS. A Participant may have no more than the following number of loans outstanding at any given time:

                           [X]      1





INVESTMENT OF PLAN ASSETS AND PLAN LOANS
                                                                         PAGE 34

                           [ ]      2

                           [ ]      other ______ (fill in)

                           [ ]      N/A - no maximum number of loans

                  (f) OTHER SPECIFIC LOAN PROVISIONS. In addition to the provisions governing loans in Section 5.5 of the Plan and above, the following provisions apply to Plan loans (attach additional pages, if necessary):

                           (1) limitations (if any) in addition to limits in Section 5.5 and above on the types and amounts of loans offered:
                                    ___________________________________________
                                    ___________________________________________
                                    ___________________________________________

                           (2) procedure for determining reasonable rate of interest: The rate the Trustee's commercial loan division would charge on a comparable loan.



INVESTMENT OF PLAN ASSETS AND PLAN LOANS
                                                                         PAGE 36

                          WITHDRAWALS AND DISTRIBUTIONS

                   IN-SERVICE WITHDRAWALS BY PLAN PARTICIPANTS


              48. WITHDRAWALS FROM SECTION 401(k) ACCOUNT. (Complete only if a
                  Section 401(k) feature is part of the Plan pursuant to Item
                  7.)

                  (a) HARDSHIP. Subject to the limits of Section 7.2 of the Plan, withdrawals from a Participant's Section 401(k) Account by an Eligible Employee shall be permitted in the event of hardship.

                           [X]      Yes

                           [ ]      No

                  (b) AGE 59-1/2. Withdrawals from a Participant's Section 401(k) Account by an Eligible Employee shall be permitted after his attainment of age 59-1/2.

                           [ ]      Yes

                           [X]      No

              49. WITHDRAWALS ON OR AFTER ATTAINMENT OF AGE 59-1/2.

                  (a) WITHDRAWAL RIGHT. Withdrawals from a Participant's Account (from such subaccounts as he may elect), to the extent vested and nonforfeitable, by an Eligible Employee prior to termination of employment shall be permitted after his attainment of the age specified in (b) below.

                           [ ]      Yes (If Yes, complete (b) and (c) below.)

                           [X]      No (Skip to Item 50.)

                  (b)      AGE REQUIREMENT.

                           [ ]      59-1/2

                           [ ]      ______  (Must be older than age 59-1/2.)

                  (c) TIME OF WITHDRAWAL. A Participant's withdrawal shall be payable as soon as administratively feasible:

                           [ ] after the Participant makes the withdrawal election; or



WITHDRAWALS AND DISTRIBUTIONS
     IN-SERVICE WITHDRAWALS BY PLAN PARTICIPANTS
                                                                         PAGE 37

                           [ ] after the first Accounting Date coincident with or next following the Participant makes the withdrawal election.

              50. OTHER WITHDRAWAL RIGHTS. Is this an amendment to an existing
                  Plan or a transferee of another plan with additional withdrawal rights which cannot now be eliminated from the Plan?

                  [ ] Yes (Describe the applicable withdrawal rights in detail in an attachment.)

                  [X]      No

Note: The above withdrawal rights (and those listed on any attachment) are considered protected optional forms of benefit which cannot be changed with respect to benefits already accrued by a participant.



WITHDRAWALS AND DISTRIBUTIONS
     IN-SERVICE WITHDRAWALS BY PLAN PARTICIPANTS
                                                                         PAGE 38

                          WITHDRAWALS AND DISTRIBUTIONS

                   EVENTS OF DISTRIBUTION AND TIME OF PAYMENT

              51. TIME OF PAYMENT. Subject to Sections 7.6 and 7.7 and Article
                  10 of the Plan, distribution to a Participant whose benefit has become distributable shall commence in accordance with the following: (Check (a) or (b) and the applicable box(es) under the Item selected.)

                  (a)      [X]      SIMPLIFIED OPTION. Upon the Participant's
                                    termination of employment, as soon as
                                    administratively feasible (check the box that applies):

                                    [X]     after the Participant elects
                                            commencement of his benefit;  or

                                    [ ]     after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits.

                  (b)      [ ]      DETAILED OPTION.

                           (1) NORMAL RETIREMENT. Upon a Participant's termination of employment on or after attaining Normal Retirement Age, as soon as administratively feasible (check the box that applies):

                                    [ ]     after such termination of
                                            employment;

                                    [ ]     after the first Accounting Date
                                            coincident with or next following
                                            such termination of employment;

                                    [ ]     after the Participant elects
                                            commencement of his benefit; or

                                    [ ]     after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits.

                           (2) EARLY RETIREMENT. (Complete only if the early retirement provision in Item 40 is elected.) Upon a Participant's termination of employment on or after satisfying the criteria in Item 40 for early retirement but before attaining Normal Retirement Age, as soon as administratively feasible (check the box that applies):

                                    [ ]     after the Participant elects
                                            commencement of his benefit;

                                    [ ]     after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits; or





WITHDRAWALS AND DISTRIBUTIONS
     EVENTS OF DISTRIBUTION AND TIME OF PAYMENT
                                                                         PAGE 39

                                    [ ]     other (specify time or times)
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                           (3) DISABILITY RETIREMENT. Upon a Participant's termination of employment, prior to Normal Retirement Age and prior to satisfying the criteria for early retirement (if the Plan has an early retirement provision), on account of the incurrence of a Disability, as soon as administratively feasible (check the box that applies):

                                    [ ]     after the Participant elects
                                            commencement of his benefit;

                                    [ ]     after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits; or

                                    [ ]     other (specify time or times)
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                           (4) OTHER TERMINATION. Upon a Participant's termination of employment prior to Normal Retirement Age, prior to satisfying the criteria for early retirement (if the Plan has an early retirement provision) and prior to incurring a Disability, as soon as administratively feasible (check the box that applies):

                                    [ ]     after the Participant elects
                                            commencement of his benefit;

                                    [ ]     after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits;

                                    [ ]     after the first Accounting Date
                                            coincident with or next following
                                            the Participant's termination of
                                            employment, if elected by the
                                            Participant, but if not elected,
                                            after the first Accounting Date
                                            coincident with or next following
                                            the Participant's attainment of
                                            Normal Retirement Age; or

                                            other (specify time or times):
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________




WITHDRAWALS AND DISTRIBUTIONS
     EVENTS OF DISTRIBUTION AND TIME OF PAYMENT
                                                                        PAGE 40

                  (5) OTHER WITHDRAWAL RIGHTS. Is this an amendment to an existing Plan or a transferee of another plan with additional commencement dates which cannot now be eliminated from the Plan?

                           [ ] Yes (Describe the applicable withdrawal rights in detail in an attachment.)

                           [ ]      No

Note: The above commencement dates (and those listed on any attachment) are considered protected optional forms of benefit which cannot be changed with respect to benefits already accrued by a participant.


WITHDRAWALS AND DISTRIBUTIONS
     EVENTS OF DISTRIBUTION AND TIME OF PAYMENT
                                                                         PAGE 41

                          WITHDRAWALS AND DISTRIBUTIONS

                                 FORM OF PAYMENT

              52. FORMS OF BENEFIT PAYMENT. The following alternative forms of distribution and withdrawal are available under the Plan (check any boxes that apply):

                  [X]      a single sum,

                  [ ] periodic installment payments, not less frequently than annually, with any installments remaining unpaid at the Participant's death to be paid to his Beneficiary,

                  [ ] in the case of a Participant who has attained age 70-1/2 and who is required to commence benefit payments under Section 7.6(d) while employed by the Employer, periodic installment payments sufficient in amount and frequency to satisfy the minimum distribution requirements of Section 8.5, with a lump sum distribution of his remaining Account balance upon termination of employment,

                  [ ]      a single life annuity,

                  [ ]      a Qualified Joint and Survivor Annuity,

                  [ ] a joint and survivor annuity for the Participant and his Surviving Spouse under which the survivor annuity is more than one-half of, but not greater than, the annuity payable during the joint lives of the Participant and such spouse,

                  [ ] this is an amendment of an existing Plan or a transferee of another plan with additional forms which cannot now be eliminated from the Plan. (Describe the applicable forms in detail in an attachment.)

(NOTE: For a plan which is a transferee of a plan required to have annuities, the Qualified Joint and Survivor Annuity and the single life annuity will automatically be available. Refer to Section 8.2 of the Plan.)

NOTE: The above alternative forms of benefit (and those listed on any attachment) are considered protected forms of benefit which cannot be changed with respect to benefits already accrued by a participant.


WITHDRAWALS AND DISTRIBUTIONS
     FORM OF PAYMENT
                                                                         PAGE 42

                          WITHDRAWALS AND DISTRIBUTIONS

                                    CASH-OUT

              53. $3500 CASH-OUT. Notwithstanding the benefit commencement dates otherwise adopted in Item 51 and the alternative forms of benefit otherwise adopted in Item 52, any amount payable to a Participant or any Preretirement Survivor Annuity payable to a Surviving Spouse shall be paid in a lump sum if such payment is made before payment otherwise begins and if, in the case of an amount payable to a Participant, the value (determined as of the date of distribution) of his nonforfeitable benefit does not exceed $3500 or, in the case of a Preretirement Survivor Annuity, the value (determined as of the date of distribution) of such annuity does not exceed $3500, and such lump sum shall be paid as soon as administratively feasible (whether or not the Participant or his spouse has consented to the distribution) (check the applicable box):

                  [X] after the Participant's termination of employment (death, in the case of the Preretirement Survivor Annuity);

                  [ ] after the first Accounting Date following the Participant's termination of employment (death, in the case of the Preretirement Survivor Annuity); or

                  [ ] Not Applicable -- This provision shall not be a part of the Plan.

This provision, if adopted, shall be applied by treating any Deductible Voluntary Contribution Account separately from other portions of the Participant's benefit.


WITHDRAWALS AND DISTRIBUTIONS
     CASH-OUT
                                                                         PAGE 43

                   TOP-HEAVY RULES AND SECTION 415 LIMITATIONS


              54. TOP-HEAVY TESTING. For purposes of the provisions of the Plan applicable if the Plan is a Top-Heavy Plan:

                  [ ]      the Plan shall be deemed always to be a Top-Heavy
                           Plan; or

                  [X] the Plan shall be tested each year to determine whether it is a Top-Heavy Plan.

              55. TOP-HEAVY MINIMUMS. If a Participant is covered under any other plan or plans of the Employer, then:

                  [ ] Section 3.4 of the Plan shall apply as if such Participant were not so covered; or

                  [X] Section 3.4 shall be modified by the attached provisions, in order to prevent duplication.

              56. DEFINED BENEFIT ACTUARIAL ASSUMPTIONS. (Complete only if second option under Item 54 is selected and if there is one or more defined benefit plans in the Permissive Aggregation Group or the Required Aggregation Group.) The interest and mortality rates, for purposes of establishing Present Value to compute the Top-Heavy Ratio, with respect to any defined benefit plans in the Permissive Aggregation Group or the Required Aggregation Group shall be:

                  Interest Rate:                     4.50%
                                                     -----
                  Mortality Table:                   1983 GAM
                                                     --------

              57. TOP-HEAVY VESTING. For any Plan Year in which the Plan is a
                  Top-Heavy Plan, the vesting schedule, applicable under Section 6.1(d)(3)(A) of the Plan, to a Participant's Employer Contribution Account, shall be as follows: (Skip this Item if the general vesting schedule elected in Item 41 is at least as fast as Option 1 or 3 in Item 41.)

                  [ ]      100% vesting after ___ (not to exceed 3) Years of
                           Service.

                  [ ]      ___% (not less than 20) vesting after 2 Years of
                                Service,
                  [ ]      ___% (not less than 40) vesting after 3 Years of
                                Service,
                  [ ]      ___% (not less than 60) vesting after 4 Years of
                                Service,
                  [ ]      ___% (not less than 80) vesting after 5 Years of
                                Service,
                  [ ]      100% vesting after 6 Years of Service.

If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's top-heavy status, such shift is an amendment to the vesting schedule and the election in Section 12.3(c) of the Plan applies.


TOP-HEAVY RULES AND SECTION 415 LIMITATIONS
                                                                         PAGE 44

LIMITATIONS ON ANNUAL ADDITIONS. If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could possibly become a participant, the following two items must be completed. They must also be completed if the Employer maintains a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical benefit account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in the Plan.

              58. If a Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan:

                  [X] the provisions of Section 4.3 of the Plan will apply as if the other plan were a Master or Prototype Plan; or

                  [ ] the attached provisions will apply. (Provide the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount and will properly reduce any excess amounts, in a manner that precludes employer discretion.)

              59. If any Participant is, or has ever been, a participant in a qualified defined benefit plan maintained by the Employer (as defined in Section 4.1 of the Plan), then the attached provisions shall apply. (Attach provisions which will satisfy the 1.0 limitation of section 415(e) of the Code. Such provisions must preclude employer discretion.)



TOP-HEAVY RULES AND SECTION 415 LIMITATIONS
                                                                         PAGE 45

                                  MISCELLANEOUS

REVIEW BY COUNSEL. The Employer acknowledges that it has been advised by the Trustee that the Plan should not be adopted without the review and approval of the Employer's attorney.

SPONSORING ORGANIZATION. The sponsor of this prototype is: The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263; (513) 579-5300 or 800-336-6782. Affiliates of The Fifth Third Bank are also authorized to make the prototype available to their customers and to serve as Trustee.

FURTHER DEVELOPMENTS. If The Fifth Third Bank amends the Plan or discontinues or abandons sponsorship of the prototype documents, the Employer will be notified.

RELIANCE. This prototype plan has been approved as to form by the Internal Revenue Service, in Opinion Letter Serial Number D247435b. An employer who has ever maintained or who later adopts any plan (including, after December 31, 1985, a welfare benefit fund, as defined in section 419(e) of the code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in section 419A(d)(3) of the Code or an individual medical benefit account as defined in section 415(l)(2) of the Code), other than paired plan #004 or #006, in addition to the Plan, may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under section 401 of the Internal Revenue Code. If the employer who adopts or maintains multiple plans wishes to obtain reliance that his plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

In the case of an Employer adopting this Plan with a retroactive Effective Date in order to retroactively amend a plan not previously qualified under the Tax Reform Act of 1986 (or other laws referred to in section 1 of Revenue Procedure 93-39) so as to comply with such laws, the Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Code for any period prior to its adoption unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s) of the Code, as amended by the Tax Reform Act of 1986 (or other laws referred to in section 1 of Revenue Procedure 93-39): (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such other date on which these requirements first become effective with respect to this Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

ADOPTION OF PLAN. This Adoption Agreement may be used only in conjunction with The Fifth Third Bank Basic Prototype Plan Document #01. By this Agreement between the Employer and The Fifth Third Bank or an authorized affiliate of The Fifth Third Bank, as specified below (the "Trustee"), the Employer hereby adopts The Fifth Third Bank Basic Prototype Plan Document #01, as supplemented by this Adoption Agreement, and The Fifth Third Bank Prototype Trust Agreement, as said Plan Document, Adoption Agreement, and Trust Agreement are now in effect or may be hereafter



MISCELLANEOUS
                                                                         PAGE 46
amended, for the purpose of establishing or amending a profit-sharing plan and hereby accepts all the terms and conditions thereof. Pursuant to section 401(a)(27) of the Code, this Plan is designated a profit-sharing plan.

PERSONS AUTHORIZED TO INSTRUCT THE TRUSTEE. The following persons, whose signatures appear opposite their names, are authorized to give directions, statements, or certificates to the Trustee on behalf of the Administrator and the Employer:

                  NAME                               SIGNATURE

         Gregory J. Ziegler                   /s/ GREGORY J. ZIEGLER
                                              -----------------------------
         Rebecca Knight                       /s/ REBECCA KNIGHT
                                              -----------------------------

The Employer will notify the Trustee in writing of any changes in this information.

Signed on the following date:       9/15/97.
                             -----------------------------
EMPLOYER                                  TRUSTEE

Cincinnati Financial Corporation          The Fifth Third Bank
Name of Employer                          (The Fifth Third Bank or an authorized
                                          Fifth Third affiliate only)
By /s/ GREGORY J. ZIEGLER
  ------------------------------          By
Other Employers Adopting the Plan:           -------------------------

CFC Investment Company
Name of Employer


By /s/ GREGORY J. ZIEGLER
  ------------------------------

The Cincinnati Insurance Company
Name of Employer


By /s/ GREGORY J. ZIEGLER
  ------------------------------



MISCELLANEOUS
                                                                         PAGE 47

The Cincinnati Life Insurance Company
Name of Employer


By /s/ GREGORY J. ZIEGLER
  ------------------------------

The Cincinnati Casualty Company
Name of Employer


By /s/ GREGORY J. ZIEGLER
  ------------------------------

The Cincinnati Indemnity Company
Name of Employer


By /s/ GREGORY J. ZIEGLER
  ------------------------------





MISCELLANEOUS
                                                                         PAGE 48